Exhibit "A"


June 20, 2000

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE: BluePoint Linux Software Corp.

Dear Sir/Madam:

Pursuant to the request of the above referenced Company, we affirm that:

    (1) We have read the Company's response to Item 4 of Form 8-K dated June 20, 2000; and

    (2) We agree with the response.

Sincerely,

By: /s/ Tubbs & Bartnick, P.A.
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        Tubbs & Bartnick, P.A.